Research and Development Expenses	12 Months Ended
Dec. 31, 2017
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Research and Development Expenses

NOTE 20 — RESEARCH AND DEVELOPMENT EXPENSES

Analysis of research and development expenses is as follows:

	December 31,
	2017	2016	2015
	(In millions of US$)
Research and development costs	(84.5)	(93.2)	(143.1)
Development costs capitalized	34.1	34.0	41.5

Research and development expensed	(50.4)	(59.2)	(101.6)
Government grants recognized in income	21.6	45.6	32.9

Research and development costs — net	(28.8)	(13.6)	(68.7)

Research and development expenditures related primarily to:

•	for the Contractual Data Acquisition and GGR segments, projects concerning data processing services and marine acquisition; and

•	for the Equipment segment, projects concerning seismic data recording equipment.

The increase in Government grants recognized in income in 2016 compared to 2015 is mainly due to a higher level of US R&D tax credit in 2016.